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                 USAA Life Insurance Company Variable Annuity

                         SUPPLEMENT dated July 9, 1998
                        to PROSPECTUS dated May 1, 1998
               of Separate Account of USAA Life Insurance Company


     This supplement amends certain disclosures contained in the Prospectus. Please retain it for future reference.

Special Investment Considerations
---------------------------------

The section entitled "special considerations," located on page 14A, is revised to read as follows:

  The Scudder Fund, the Alger Fund, and the BT Funds offer shares to separate accounts of unaffiliated life insurance companies to fund benefits under variable annuity contracts and variable life insurance policies. The Trust offers its shares to separate accounts of the Company to fund benefits under the Contracts and variable life insurance policies. The Company does not foresee any disadvantage to Contract Owners arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various purchasers of contracts and policies to conflict. For example, violation of the federal tax laws by one separate account investing in a Mutual Fund could cause the contracts or policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken. If a material irreconcilable conflict arises between separate accounts, a separate account may be required to withdraw its participation in a Mutual Fund. If it becomes necessary for any separate account to replace shares of a Mutual Fund with another investment, the Mutual Fund may have to liquidate portfolio securities on a disadvantageous basis. At the same time, the Scudder Fund, the Alger Fund, the BT Funds, and the Company are subject to conditions imposed by the Securities and Exchange Commission that are designed to prevent or remedy any conflict of interest. The Trust, which is not subject to such conditions, has nevertheless adopted certain procedures that substantially reflect and implement the substance of such conditions. In this connection, the Board of Trustees of each Mutual Fund has the obligation to monitor events in order to identify any material irreconcilable conflict that may possibly arise and to determine what action, if any, should be taken to remedy or eliminate the conflict.



Texas Optional Retirement Program
----------------------------------

A new sentence is inserted in the section entitled "Texas Optional Retirement Program ("ORP")" located on page 31A, immediately following the first sentence of the first paragraph as follows:

  The ORP provisions contained in this Prospectus are applicable to those Texas institutions of higher education who have approved the Contract as a funding vehicle.
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The second sentence of the third paragraph in the section entitled "Texas
Optional Retirement Program ("ORP")" located on page 32A, is deleted so that the paragraph now reads as follows:

  ALL QUALIFIED PLANS REFERENCED IN THIS PROSPECTUS INCLUDE SPECIAL PROVISIONS CHANGING OR RESTRICTING CERTAIN RIGHTS AND BENEFITS OTHERWISE AVAILABLE TO NONQUALIFIED PLANS FUNDED BY THE CONTRACT. YOU SHOULD CAREFULLY READ YOUR CONTRACT, RIDERS AND ENDORSEMENTS TO REVIEW SUCH CHANGES OR LIMITATIONS. ADDITIONAL CHANGES AND LIMITATIONS MAY APPEAR IN ANY OTHER QUALIFIED PLAN DOCUMENTS OR IN LAWS OR REGULATIONS APPLICABLE TO QUALIFIED PLANS. THE CHANGES AND LIMITATIONS MAY INCLUDE: RESTRICTIONS ON OWNERSHIP, TRANSFERABILITY, ASSIGNABILITY, CONTRIBUTIONS, DISTRIBUTIONS, AS WELL AS REDUCTIONS TO THE MINIMUM ALLOWABLE PREMIUM PAYMENT FOR AN ANNUITY CONTRACT AND ANY SUBSEQUENT ANNUITY YOU MAY PURCHASE FOR USE AS A QUALIFIED PLAN. ADDITIONALLY, VARIOUS PENALTY AND EXCISE TAXES MAY APPLY TO CONTRIBUTIONS OR DISTRIBUTIONS MADE IN VIOLATION OF APPLICABLE LIMITATIONS.